INDEX OF EXHIBITS ATTACHED TO FORM N-SAR FOR THE PERIOD ENDED
DECEMBER 31, 1997



EXHIBIT A:     REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
               ON INTERNAL CONTROL STRUCTURE

EXHIBIT B:     SUB-ITEM 77K:  Changes in registrant's certifying
               accountant

EXHIBIT C:     STATEMENT OF DELOITTE & TOUCHE LLP

EXHIBIT D:     SUMMARY PAGE OF NOTICE OF ANNUAL MEETING OF
               STOCKHOLDERS DATED NOVEMBER 21, 1997 (PROXY
               STATEMENT)